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                     INVESCO ADVANTAGE HEALTH SCIENCES FUND

                       Class A, Class B and Class C Shares

                       Supplement dated December 15, 2003
                   to the Prospectus dated November 25, 2003,
                        as supplemented December 4, 2003

The following replaces the last sentence in the second paragraph appearing under the heading "Investment Goals, Strategies, And Risks" on page 2 of the prospectus.

         "Since many companies do business all over the world, including in the United States, we look at several factors to determine where a company's principal business activities are located, including:

              o  the laws of the country under which the issuer is organized;
              o  the country in which the issuer maintains a principal office;
              o the country in which the issuer derives 50% or more of its total revenues; or
              o the country that has the primary market for the issuer's securities."